SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 14, 2008

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Bay Harbor Parkway, Alameda, California 94502
(Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 8.01             Other Events.

Subject to market conditions, Advanced Cell Technology, Inc. (the “Company”) plans to privately offer up to $3,000,000 of convertible promissory notes (the “Securities”).  The Company is providing this report in accordance with Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”).  The timing of the closing of the offering will be subject to market conditions. The Company plans to use the net proceeds to fund working capital, including costs associated with planned clinical trials.

The financing is expected to be in the form of up to $3,000,000 principal amount of convertible promissory notes.  The notes are expected to have a term of no more than 24 months and are anticipated to be convertible into the Company’s common stock, with conversion prices based on market conditions.  All terms are subject to market conditions and may vary materially from those set forth above.  No assurance is given that the Company will be able to close the financing described herein, or that if a financing is closed that the terms and conditions of the financing will not differ materially from those described herein.

The offering will be conducted as a private placement made only to accredited buyers in accordance with Section 4(2) of the Securities Act.  The Securities will not be registered under the Securities Act and may not be offered or sold without registration unless an exemption from such registration is available.

This notice is issued pursuant to Rule 135c of the Securities Act, and does not constitute an offer to sell the Securities, nor a solicitation for an offer to purchase the Securities.

Statements in this report regarding future financial and operating results, future growth in research and development programs, potential applications of the Company’s technology, opportunities for the Company and any other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: limited operating history, need for future capital, risks inherent in the development and commercialization of potential products, protection of the Company’s intellectual property, and economic conditions generally.  Additional information on potential factors that could affect the Company’s results and other risks and uncertainties are detailed from time to time in the Company’s periodic reports, including the report on Form 10-QSB for the quarter ended September 30, 2007.

Forward-looking statements are based on the beliefs, opinions, and expectations of the Company’s management at the time they are made, and the Company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: February 14, 2008